Exhibit 99.4
etrials Worldwide, Inc.
NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT, made and entered into as of the 18th day of May, 2007, by and between etrials Worldwide, Inc., a Delaware corporation (the “Corporation”), and Eugene Jennings (the “Participant”).

WHEREAS, on May 18, 2007, (the “Original Grant Date”), the Board granted Participant an option to purchase Three Hundred Seventy Thousand (370,000) shares of the Corporation’s common stock, $0.0001 par value per share (the “Common Stock”); and

WHEREAS, such option grant was approved by the Board of Directors of the Company, including by a majority of the “Independent” Directors, as defined in NASDAQ Rules, and the Non-Employee Directors as defined in Rule 16b-3 of the Securities and Exchange Commission; and

WHEREAS, such option granted pursuant to the 2005 Performance Equity Plan of the Corporation (the “Plan”) (capitalized terms used herein shall have the meanings set out in the Plan unless otherwise specified in this Agreement); and

WHEREAS, such option was granted as required by an Employment Agreement dated May 18, 2007 between the Company and Participant and the provisions of this Agreement are subject to certain provisions of the Employment Agreement, which upon the occurrence of certain events supersedes vesting, exercise and termination provisions of this Agreement; and

WHEREAS, this Agreement evidences the grant of such option.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth below and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.    Grant of Option. The Corporation hereby grants Participant an option to purchase from the Corporation, during the period specified in Section 2 of this Agreement, a total of Three Hundred Seventy thousand (370,000) shares of Common Stock, at the purchase price of Four Dollars and Seventy Cents ($4.70) per share (the “Purchase Price”), in accordance with the terms and conditions stated in this Agreement. The shares of Common Stock subject to the option granted hereby are referred to below as the “Shares,” and the option to purchase such Shares is referred to below as the “Option.”

2.    Vesting and Exercise of Option. The Option shall vest and become exercisable in increments in accordance with the schedule set forth below, provided that the Option shall vest and become exercisable with respect to an increment as specified only if Participant is providing services to the Corporation on the specified date for such increment:

(a)    on each of the sixteen (16) quarterly anniversaries of the Original Grant Date Twenty-Three Thousand One Hundred Twenty-Five (23,125) Options shall vest and become exercisable.

The schedule set forth above is cumulative, so that Shares as to which the Option has become vested and exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of the Option at any subsequent date prior to termination of the Option. The Option may be exercised at any time and from time to time to purchase up to the number of Shares as to which it is then vested and exercisable.

The provisions of Section 5.2(h) and of Section 10 of the Plan shall apply to the Option.

3.    Termination of Option. The Option shall remain exercisable as specified in Section 2 above until the earliest to occur of the dates specified below, upon which date the Option shall terminate:

(a)    the date all of the Shares are purchased pursuant to the terms of this Agreement;

(b)    if Participant was an employee of the Corporation upon the date hereof, upon the expiration of ninety (90) days following the Termination of Employment of Participant for any reason other than Normal Retirement, provided that in the event of the Participant’s death or Disability during such ninety (90) day period the Option shall remain exercisable until the expiration of ninety (90) days following the Participant’s death or Disability;

(c)    if Participant was a director or consultant of the Corporation upon the date hereof, upon the expiration of ninety (90) days following the Participant ceasing to have such status for any reason other than Normal Retirement, provided that in the event of the Participant’s death or Disability during such ninety (90) day period the Option shall remain exercisable until ninety (90) days following the Participant’s death or Disability;

(d)    at 5:00 P.M., eastern standard time, on the last date specified in any notice issued to Participant pursuant to Section 10.2 of the Plan that the Corporation has accelerated the vesting of the Option, provided that the provisions in Section 10.2 regarding the tender of the Repurchase Value of such award have been complied with;

(e)    if the Participant’s employment or service with the Corporation terminated as a result of Normal Retirement, upon the expiration of three (3) years following the date of Termination of Employment or termination of service, as applicable; or

(f)    the five (5) year anniversary of the Grant Date at 5:00 P.M., eastern standard time.

Upon its termination, the Option shall have no further force or effect and Participant shall have no further rights under the Option or to any Shares which have not been purchased pursuant to prior exercise of the Option. For purposes of this Agreement, “Termination of Employment” shall mean termination of any consulting or employment relationship of Participant with the Corporation for any reason whatsoever other than Normal Retirement, includ-ing, without limitation, death, disability, voluntary termination, involuntary termination, dismissal with or without cause or resignation.

4.    Manner of Exercise of Option.

(a)    The Option may be exercised only by (i) Participant’s completion, execution and delivery to the Corporation of a notice of exercise and, if required by the Corporation, an “investment letter” as supplied by the Corporation confirming Participant’s representations and warranties in Section 13 of this Agreement, including the representation that Participant is acquiring the Shares for investment only and not with a view to the resale or other distribution thereof, and (ii) the payment to the Corporation, pursuant to the terms of this Agreement, of an amount equal to the Purchase Price multiplied by the number of Shares being purchased as specified in Participant’s notice of exercise. Participant’s notice of exercise shall be given in the manner specified in Section 9 but any exercise of the Option shall be effective only when the items required by the preceding sentence are actually received by the Corporation. The notice of exercise and the “investment letter” may be in the form set forth in Exhibit A attached to this Agreement. Payment of the aggregate Purchase Price for Shares Participant has elected to purchase shall be made by cash or good check. Notwithstanding anything to the contrary in this Agreement, the Option may be exercised only if compliance with all applicable federal and state securities laws can be effected.

(b)    Subject to the provisions of the Plan, upon any exercise of the Option by Participant or as soon thereafter as is practicable, the Corporation shall issue and deliver to Participant a certificate or certificates evi-dencing such number of Shares as Participant has then elected to purchase. Such certificate or certificates shall be registered in the name of Participant and shall bear any legend required by any federal or state securities laws including, to the extent required or deemed advisable by the Corporation or its counsel, a legend indicating that the transfer or encumbrance of the Shares is restricted pursuant to the Securities Act of 1933, as amended.

5.    Rights Prior to Exercise. Participant will have no rights as a shareholder with respect to the Shares except to the extent that Participant has exercised the Option and has been issued and received delivery of a certificate or certificates evidencing the Shares so purchased.

6.    Engagement of Participant. Nothing in this Agreement shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Corpo-ration shall continue to employ Participant, nor shall this Agreement affect in any way the right of the Corporation to terminate the employment of Participant at any time and for any reason. By Participant’s execution of this Agreement, Partici-pant acknowledges and agrees that Participant’s employment is “at will” unless otherwise set forth in a written employment agreement between the Corporation or one of its affiliates and the Participant. No change of Participant’s duties as an employee of the Corporation shall result in, or be deemed to be, a modification of any of the terms of this Agreement.

7.    Burden and Benefit; Corporation. This Agreement shall be binding upon, and shall inure to the benefit of, the Corpora-tion and Participant, and their respective heirs, personal and legal representatives, successors and assigns. As used in this Section 7 as well as in Sections 2 and 3, the term the “Corporation” shall also include any corporation which is the parent or a subsidiary of the Corpora-tion or any corporation or entity which is an affiliate of the Corporation by virtue of common (although not identical) owner-ship, and for which Participant is providing services in any form during Participant’s employment with the Corporation or any such other corporation or entity. Participant hereby consents to the enforcement of any and all of the provisions of this Agreement by or for the benefit of the Corporation and any such other corpo-ration or entity.

8.    Entire Agreement; Authority of Committee. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, oral or written, with respect to the subject matter herein. Participant accepts the Option in full satisfaction of any and all obligations of the Corporation to grant stock options to Participant as of the date hereof. All determinations made by the Committee with respect to the interpretation, construction and application of any provision of this Agreement shall be final, conclusive and binding on the parties.

9.    Notices. Any and all notices under this Agreement shall be in writing, and sent by hand delivery or by certified or registered mail (return receipt requested and first-class postage prepaid), in the case of the Corporation, to its principal executive offices to the attention of the President, and, in the case of Participant, to Participant’s address as shown on the Corporation’s records.

10.          Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without reference to its conflicts of laws rules or the principles of the choice of law.

11.          Modifications. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

12.          Terms and Conditions of Plan. The terms and conditions included in the Plan, the receipt of a copy of which Participant hereby acknowledges by execution of this Agreement, are incorpo-rated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, such term or provision of the Plan shall control.

13.          Covenants and Representations and Covenants of Participant.

Participant represents, warrants, covenants and agrees with the Corporation as follows:

(a)    The Option is being received for Participant’s own account without the participation of any other person, with the intent of holding the Option and the Shares issuable pursuant thereto for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof.

(b)    Participant is not acquiring the Option or any Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon an independent examination and judgment as to the prospects of the Corporation.

(c)    Participant has had the opportunity to ask questions of and receive answers from the Corporation and its executive officers and to obtain all information necessary for Participant to make an informed decision with respect to the investment in the Corporation represented by the Option and any Shares issued upon its exercise.

(d)    Participant is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and Participant acknowledges that Participant must continue to bear the economic risk of any investment in Shares received upon exercise of the Option for an indefinite period.

(e)    Participant understands and agrees that the Shares subject to the Option may be issued and sold to Participant without registration under any state or federal laws relating to the registration of securities and in that event will be issued and sold in reliance on exemptions from registration under appropriate state and federal laws.

(f)    Shares issued to Participant upon exercise of the Option will not be offered for sale, sold or transferred by Participant other than pursuant to: (i) an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with those laws; (ii) an effective registration under the Securities Act of 1933, or a transaction otherwise in compliance with such Act; and (iii) evidence satisfactory to the Corporation of compliance with all applicable state and federal securities laws. The Corporation shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the foregoing laws.

(g)    The Corporation will be under no obligation to register the Shares issuable pursuant to the Option or to comply with any exemption available for sale of the Shares by Participant without registration, and the Corporation is under no obligation to act in any manner so as to make Rule 144 promulgated under the Securities Act of 1933 available with respect to any sale of the Shares by Participant.

(h)    Participant has not relied upon the Corporation with respect to any tax consequences related to the grant or exercise of this Option, or the disposition of Shares purchased pursuant to its exercise. Participant acknowledges that, as a result of the grant and/or exercise of the Option, Participant may incur a substantial tax liability. Participant assumes full responsibility for all such consequences and the filing of all tax returns and elections Participant may be required or find desirable to file in connection therewith. In the event any valuation of the Option or Shares purchased pursuant to its exercise must be made under federal or state tax laws and such valuation affects any return or election of the Corporation, Participant agrees that the Corporation may determine such value and that Participant will observe any determination so made by the Corporation in all returns and elections filed by Participant. In the event the Corporation is required by applicable law to collect any withholding, payroll or similar taxes by reason of the grant or any exercise of the Option, Participant agrees that the Corporation may withhold such taxes from any monetary amounts otherwise payable by the Corporation to Participant and that, if such amounts are insufficient to cover the taxes required to be collected by the Corporation, Participant will pay to the Corporation such additional amounts as are required.

(i)    The agreements, representations, warranties and covenants made by Participant herein with respect to the Option shall also extend to and apply to all of the Shares issued to Participant from time to time pursuant to exercise of the Option. Acceptance by Participant of any certificate representing Shares shall constitute a confirmation by Participant that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

(j)    In the event any underwriter of securities of the Corporation requests Participant to sign any agreement restricting resale of the Shares in connection with any public offering by the Company, Participant agrees to sign such agreement, provided the officers of the Company have signed an agreement no less restrictive. The Corporation may instruct its transfer agent not to transfer the Shares if requested by an underwriter as described above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

etrials Worldwide, Inc.

By: /s/ James W. Clark, Jr.
James W. Clark, Jr.
Chief Financial Officer

PARTICIPANT:

/s/ Eugene Jennings
Eugene Jennings
Address: _________________________
 _________________________

EXHIBIT A

Attention: Corporate Secretary - James W. Clark, Jr.
etrials Worldwide, Inc.
4000 Aerial Center Parkway
Morrisville, North Carolina 27560

Re: Exercise of Nonqualified Stock Option

Dear Secretary:

Pursuant to the terms and conditions of that certain Nonqualified Stock Option Agreement dated as of _________________ ____, 200__ (the “Agreement”) between ____________________________________and etrials Worldwide, Inc. (the “Corporation”), I desire to purchase _______________ Shares of the Common Stock of the Corporation and hereby tender payment in full for such Shares in accordance with the terms of the Agreement.

I hereby reaffirm that the representations and warranties made in Section 13 of the Agreement are true and correct on the date hereof as if made on the date hereof.

Very truly yours,

Print Name:

Date: __________________________